Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2022 CNY (¥)	Sep. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Taxes Payable
EIT payable	¥ 106,184		¥ 69,773
Withholding income tax payable	46,071		29,242
Withholding individual income taxes for employees	43,842		44,968
VAT payable	23,352		52,614
Others	33,840		7,173
Total	¥ 253,289	$ 35,607	¥ 203,770